Exhibit 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “Agreement”) is entered into as of October 31, 2009 by and between SILICON VALLEY BANK (“Secured Party”), on the one hand, and NETLIST, INC., a Delaware corporation (“Debtor”), on the other hand.

RECITALS

A.            Secured Party and Debtor are entering into that certain Loan and Security Agreement, dated as of an Effective Date on or about the date hereof (as amended, restated supplemented, or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Secured Party has agreed to make certain advances of money and to extend certain financial accommodations (collectively, the “Loans”), subject to the terms and conditions set forth therein.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

B.            Pursuant to the terms of the Loan Agreement, Debtor has granted to Secured Party security interests in all of Debtor’s right, title and interest, whether presently existing or hereafter acquired, in, to all intellectual property and all other Collateral.

NOW, THEREFORE, as collateral security for the payment and performance when due of all of the Obligations, each Debtor hereby grants, represents, warrants, covenants and agrees as follows:

AGREEMENT

1.             Grant of Security Interest.  To secure all of the Obligations, each Debtor grants and pledges to Secured Party a security interest in all of such Debtor’s right, title and interest in, to and under its intellectual property, including without limitation the following:

(a)           All present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights, maskworks, software, computer programs and other works of authorship subject to United States copyright protection listed in Exhibit A to this Agreement (and including all of the exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. §106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the “Registered Copyrights”), and any and all royalties, payments, and other amounts payable to Debtor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

(b)           All present and future copyrights, maskworks, software, computer programs and other works of authorship subject to (or capable of becoming subject to) United States copyright protection which are not registered in the United States Copyright Office (the

“Unregistered Copyrights”), whether now owned or hereafter acquired, and any and all royalties, payments, and other amounts payable to Debtor in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.  The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the “Copyrights.”

(c)           All right, title and interest in and to any and all present and future license agreements with respect to the Copyrights.

(d)           All present and future accounts, accounts receivable, royalties, and other rights to payment arising from, in connection with or relating to the Copyrights.

(e)           All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(f)            All trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(g)           Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the rights identified above;

(h)           All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i)            All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

(j)            All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing, and all license royalties and proceeds of infringement suits, and all rights corresponding to the foregoing throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part of the foregoing.

2.             Loan Agreement.  The security interests hereunder are granted in conjunction with the security interests granted to Secured Party under the Loan Agreement.  The rights and remedies of Secured Party with respect to the security interests granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Secured Party as a matter of law or equity.  Each right, power and remedy of Secured Party provided for herein or in the Loan Agreement or any of the other Loan

Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies.

3.             Covenants and Warranties.  Debtor represents, warrants, covenants and agrees as follows:

(a)           Debtor shall undertake all commercially reasonable measures to cause its employees, agents and independent contractors to assign to Debtor all rights of authorship to any copyrighted material in which Debtor has or may subsequently acquire any right or interest.

(b)           Debtor shall promptly advise Secured Party of any Trademark, Patent or Registered Copyright not specified in this Agreement, which is hereafter acquired by Debtor.

(c)           Section 6.10 of the Loan Agreement hereby is incorporated herein as though fully set forth herein, mutatis mutandis.

4.             General. If any action relating to this Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements. This Agreement may be amended only by a written instrument signed by both parties hereto.  To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the Loan Agreement.  This Agreement, the Loan Agreement, and the other Loan Documents comprise the entire agreement of the parties with respect to the matters addressed in this Agreement. This Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions.  Debtor and Secured Party consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

5.             WAIVER OF RIGHT TO JURY TRIAL; JUDICIAL REFERENCE. TO THE EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR AND SECURED PARTY EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT.  EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, IF THE ABOVE WAIVER OF THE RIGHT TO A TRIAL BY JURY IS NOT ENFORCEABLE, THE PARTIES HERETO AGREE THAT ANY AND ALL DISPUTES OR CONTROVERSIES

OF ANY NATURE BETWEEN THEM ARISING AT ANY TIME SHALL BE DECIDED BY A REFERENCE TO A PRIVATE JUDGE, MUTUALLY SELECTED BY THE PARTIES (OR, IF THEY CANNOT AGREE, BY THE PRESIDING JUDGE OF THE SANTA CLARA COUNTY, CALIFORNIA SUPERIOR COURT) APPOINTED IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638 (OR PURSUANT TO COMPARABLE PROVISIONS OF FEDERAL LAW IF THE DISPUTE FALLS WITHIN THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS), SITTING WITHOUT A JURY, IN SANTA CLARA COUNTY, CALIFORNIA; AND THE PARTIES HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT.  THE REFERENCE PROCEEDINGS SHALL BE CONDUCTED PURSUANT TO AND IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE §§ 638 THROUGH 645.1, INCLUSIVE.  THE PRIVATE JUDGE SHALL HAVE THE POWER, AMONG OTHERS, TO GRANT PROVISIONAL RELIEF, INCLUDING WITHOUT LIMITATION, ENTERING TEMPORARY RESTRAINING ORDERS, ISSUING PRELIMINARY AND PERMANENT INJUNCTIONS AND APPOINTING RECEIVERS.  ALL SUCH PROCEEDINGS SHALL BE CLOSED TO THE PUBLIC AND CONFIDENTIAL AND ALL RECORDS RELATING THERETO SHALL BE PERMANENTLY SEALED.  IF DURING THE COURSE OF ANY DISPUTE, A PARTY DESIRES TO SEEK PROVISIONAL RELIEF, BUT A JUDGE HAS NOT BEEN APPOINTED AT THAT POINT PURSUANT TO THE JUDICIAL REFERENCE PROCEDURES, THEN SUCH PARTY MAY APPLY TO THE SANTA CLARA COUNTY, CALIFORNIA SUPERIOR COURT FOR SUCH RELIEF.  THE PROCEEDING BEFORE THE PRIVATE JUDGE SHALL BE CONDUCTED IN THE SAME MANNER AS IT WOULD BE BEFORE A COURT UNDER THE RULES OF EVIDENCE APPLICABLE TO JUDICIAL PROCEEDINGS.  THE PARTIES SHALL BE ENTITLED TO DISCOVERY WHICH SHALL BE CONDUCTED IN THE SAME MANNER AS IT WOULD BE BEFORE A COURT UNDER THE RULES OF DISCOVERY APPLICABLE TO JUDICIAL PROCEEDINGS.  THE PRIVATE JUDGE SHALL OVERSEE DISCOVERY AND MAY ENFORCE ALL DISCOVERY RULES AND ORDER APPLICABLE TO JUDICIAL PROCEEDINGS IN THE SAME MANNER AS A TRIAL COURT JUDGE.  THE PARTIES AGREE THAT THE SELECTED OR APPOINTED PRIVATE JUDGE SHALL HAVE THE POWER TO DECIDE ALL ISSUES IN THE ACTION OR PROCEEDING, WHETHER OF FACT OR OF LAW, AND SHALL REPORT A STATEMENT OF DECISION THEREON PURSUANT TO THE CALIFORNIA CODE OF CIVIL PROCEDURE § 644(A).  NOTHING IN THIS PARAGRAPH SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL, OR OBTAIN PROVISIONAL REMEDIES.  THE PRIVATE JUDGE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS PARAGRAPH.

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IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

Address of Debtor:	Debtor:

NETLIST, INC.	NETLIST, INC.
51 Discovery, Suite 150
Irvine, CA 92618	By:
Attn: Gail Itow, CFO	Name:
Fax: 949.679.0113	Title:
Email: gitow@netlist.com

Address of Secured Party:	Secured Party:

3003 Tasman Drive	SILICON VALLEY BANK
Santa Clara, California 95054

By:
Name:
Title:

Form: 3/1/02

EXHIBIT A

REGISTERED COPYRIGHTS

(including copyrights that are the subject of an application for registration)

Title	Registration/ Application Number	Registration/ Application Date
NONE

EXHIBIT B

PATENTS

Title	Registration/ Application Number	Registration/ Application Date
See Schedule B-1 attached hereto and incorporated herein

EXHIBIT C

TRADEMARKS

Title	Registration/ Application Number	Registration/ Application Date
See Schedule C-1 attached hereto and incorporated herein